SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                October 23, 2003
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                Date of Report (Date of Earliest Event Reported)



                                   ZiLOG, Inc.
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             (Exact name of Registrant as specified in its charter)





       Delaware                     001-13748                 13-3092996
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(State of Incorporation)     (Commission file number)       (I.R.S. Employer
                                                           Identification No.)


                                 532 Race Street
                           San Jose, California 95126
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          (Address of principal executive offices, including zip code)



                                 (408) 558-8500
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              (Registrant's telephone number, including area code)



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Item 7.  Exhibits

         Designation of
         Exhibit in
         This Report                  Description of Exhibit

         99.1                         ZiLOG press release dated October 23, 2003

Item 9. Information Provided Under Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition)

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On October 23, 2003, ZiLOG, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ZiLOG, INC.



                                      By: /s/ Perry Grace
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                                      Perry Grace
                                      Vice President and Chief Financial Officer

Date: October 23rd, 2003




















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